SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                            FORM 8-K Amendment No. 1


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): September 30, 2002
                                                 (September 23, 2002)

                              OCEAN RESOURCES, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-49750                                       33-0857223
----------------------------------               -------------------------------
(Commission File Number)                           (I.R.S. Employer
                                                             Identification No.)

232A Royal Palm Way
Palm Beach, Florida                                           33480
----------------------------------               -------------------------------
Address of Principal Executive Offices)                    (Zip Code)

                                 (561) 822-9995
                 ----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                      3838 Camino Del Rio North, Suite 333
                          San Diego, California 92108
                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 1. Changes in Control of Registrant

     Not applicable.

Item 2. Acquisition or Disposition of Assets

     Not applicable.

Item 3. Bankruptcy or Receivership

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

(i) On September 17, 2002 the Company's Board of Directors has notified it's certifying accountant, Weinberg & Company, P.A. that the Company was changing its certifying account.

(ii) During the past two years there have been no adverse opinions or disclaimers of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)The Registrant's Board of Directors has engaged Kempisty & Company, Certified Public Accountants, 15 Maiden Lane, Suite 1003, New York, NY, 10038, Telephone No. (212) 406-7272, Fax No. (212) 513-1930 as its new
     certifying accountant.

(iv) During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 5. Other Events

     Not applicable.


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Item 6. Resignation of Registrant's Directors

     Not applicable.

Item 7. Financial Statements and Exhibits

Exhibit
------------------------
16.1    Letter from predecessor auditor

Item 8. Change in the Fiscal Year

     Not applicable.

Item 9. Regulation FD Disclosure

     Not applicable.


                                    SIGNATURE

Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              OCEAN RESOURCES, INC.


DATED: September 30, 2002

BY: /s/ Stephen H. Durlan
-------------------------
Stephen H. Durland
CFO




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